                                                      PART C
                                                 OTHER INFORMATION

Item 24. Financial Statements and Exhibits

         (1)      Financial Statements:

                  As Registrant currently has no assets, financial statements are omitted.  The registrant will be initially capitalized with $100,000 and will file a Balance Sheet by pre-effective amendment

         (2)      Exhibits:

                  (a)      (i)      Certificate of Formation of the Registrant.

                           (ii)     Limited Liability Company Agreement of the Registrant - to be filed by pre-effective amendment.

                  (b)      Not applicable.

                  (c)      Not applicable.

                  (d)      Not applicable.

                  (e)      Not applicable.

                  (f)      Not applicable.

                  (g)      (i)      Investment Advisory Agreement - to be filed by pre-effective amendment.

                           (ii)     Investment Sub-Advisory Agreement - to be filed by pre-effective amendment.

                  (h)      (i)      Distributor's Agreement - to be filed by pre-effective amendment.

                           (ii)     Form of Selling Agreement between OppenheimerFunds Distributor, Inc. and selected dealers - to be filed by pre-effective amendment.

                  (i)      Not applicable.

                  (j)      Custody Agreement - to be filed by pre-effective amendment.

                  (k)      (i)      Escrow Agreement - to be filed by pre-effective amendment.

                           (ii)     Form of Investor Servicing Agreement - to be filed by pre-effective amendment.

                  (l)      Opinion and Consent of Schulte Roth & Zabel LLP - to be filed by pre-effective amendment.

                  (m)      Not applicable.

                  (n)      (i)      Opinion and Consent of Schulte Roth & Zabel LLP on tax matters - to be filed by pre-effective amendment.

                           (ii)     Consent of Independent Accountants - to be filed by pre-effective amendment.

                  (o)      To be filed by pre-effective amendment.

                  (p)      Agreement Regarding Provision of Initial Capital - to be filed by pre-effective amendment.

                  (q)      Not applicable.

                  (r)      (i)      Code of Ethics of the Oppenheimer Funds dated March 1, 2000 under Rule 17j-1 of the Investment Company Act of 1940; previously filed with the Initial Registration
                           Statement of Oppenheimer Emerging Growth Fund (Reg. No. 333-44176) dated August 21,
                           2000 is incorporated herein by reference.

Item 25. Marketing Arrangements

         [Not applicable]

Item 26. Other Expenses of Issuance and Distribution

         Registration fees                   $[     ]
         Legal fees                           [     ]
         NASD fees                            [     ]
         Blue Sky fees                        [     ]
         Accounting fees                      [     ]
         Printing                             [     ]
         Miscellaneous                        [     ]
                                              -------

                  Total                      $[     ]

Item 27. Persons Controlled by or Under Common Control with the Registrant

         None.

Item 28. Number of Holders of Securities

         As of October __, 2001, the number of record holders of each class of securities of the registrant, is shown below:

                                      (1)                                           (2)
                                 Title of Class                           Number of Recordholders
                                 --------------                           -----------------------

                      Limited liability company interests

Item 29. Indemnification

         Reference is made in the provisions of Section ___ of Registrant's limited liability company agreement filed as Exhibit 2(a)(ii) to this Registration Statement, and incorporated herein by reference.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to
Managers, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise,
Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Manager, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Manager, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 30. Business and Other Connections of the Adviser

         (a)      OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies, including without limitation those described in Part B hereof and listed in Item 30(b) below.

         (b)      There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each executive officer and director of
                  OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

                  Name and Current Position with OppenheimerFunds, Inc.     Other Business and Connections
                                                                            During the Past Two Years

                  Timothy L. Abbuhl,                                       None.
                  Assistant Vice President

                  Amy B. Adamshick,                                        Formerly at Scudder Kemper Investments
                  Vice President                                           (July 1998 - May 2000)

                  Charles E. Albers,                                       None.
                  Senior Vice President

                  Edward J. Amberger,                                      None.
                  Assistant Vice President

                  Janette Aprilante,                                       None.
                  Assistant Vice President

                  Victor W. Babin,                                         None.
                  Senior Vice President

                  Keith W. Bachman,                                        None.
                  Assistant Vice President

                  Joanne Bardell,                                          None.
                  Assistant Vice President

                  Tomothy M. Barry,                                        None.
                  Vice President

                  Bruce L. Bartlett,                                       None.
                  Senior Vice President

                  Charles M. Bartling,                                     None.
                  Assistant Vice President

                  George Batejan,                                          None
                  Executive Vice President/Chief Information Officer

                  Kevin Baum,                                              None.
                  Assistant Vice President

                  Connie Bechtolt,                                         None.
                  Assistant Vice President

                  Lalit K. Behal,                                          None.
                  Assistant Vice President

                  Kathleen Beichert,                                       None.
                  Vice President

                  Rajeev Bhaman,                                           None.
                  Vice President

                  Mark Binning,                                            None.
                  Assistant Vice President

                  Robert J. Bishop,                                        None.
                  Vice President

                  Tracey B. Blinzler,                                      None.
                  Assistant Vice President

                  John R. Blomfield,                                       None.
                  Vice President

                  Chad Boll,                                               None
                  Assistant Vice President

                  Robert A. Bonomo,                                        None.
                  Senior Vice President

                  Christina M. Bourgeois,                                  None.
                  Assistant Vice President

                  Lowell Scott Brooks,                                     None.
                  Vice President

                  Adele A. Campbell,                                       None.
                  Assistant Vice President & Assistant
                  Treasurer:  Rochester Division

                  Claudia Calich,                                          None.
                  Assistant Vice President

                  Michael A. Carbuto,                                      None
                  Vice President

                  Debra A. Casey,                                          None.
                  Assistant Vice President

                  Michael E. Cassidy,                                      None.
                  Assistant Vice President

                  Peter V. Cocuzza,                                        None.
                  Vice President

                  Julie C. Cusker,                                         None.
                  Assistant Vice President:  Rochester Division

                  O. Leonard Darling,                                      Chairman of the Board and a director (since
                  Vice Chairman, Executive Vice                            June 1999) and Senior Managing Director
                  President and Chief Investment                           (since December 1998) of HarbourView Asset
                  Officer and Director                                     Management Corporation; a director (since
                                                                           March 2000) of OFI Private Investments,
                                                                           Inc.; a director of OAM Institutional, Inc.
                                                                           (since February 2001); Trustee (1993) of
                                                                           Awhtolia College - Greece; formerly Chief
                                                                           Executive Officer of HarbourView Asset
                                                                           Management Corporation (December 1998 -
                                                                           June 1999).

                  John M. Davis,                                           None.
                  Assistant Vice President

                  Robert A. Densen,                                        None.
                  Senior Vice President

                  Ruggero de'Rossi,                                        Formerly,  Chief  Strategist at ING Barings
                  Vice President                                           (July 1998 - March 2000).

                  Max Dietshe,                                             Formerly at Deloitte & Touche LLP
                  Vice President                                           (1989-1999).

                  Craig P. Dinsell,                                        None.
                  Executive Vice President

                  Becky Dolan,                                             None.
                  Vice President

                  Steven D. Dombrower,                                     None.
                  Vice President

                  Andrew J. Donohue,                                       Executive Vice President, General Counsel
                  Executive Vice President, General Counsel and Director   and a director of OppenheimerFunds
                                                                           Distributor, Inc.; Executive Vice
                                                                           President, General Counsel and a director
                                                                           of HarbourView Asset Management
                                                                           Corporation, Shareholder Services, Inc.,
                                                                           Shareholder Financial Services, Inc.,
                                                                           Oppenheimer Partnership Holdings, Inc., OFI
                                                                           Private Investments, Inc., Oppenheimer
                                                                           Trust Company; President and a director of
                                                                           Centennial Asset Management Corporation and
                                                                           Oppenheimer Real Asset Management, Inc.;
                                                                           Vice President and a director of
                                                                           OppenheimerFunds International Ltd. and
                                                                           Oppenheimer Millennium Funds plc; a
                                                                           director of OppenheimerFunds Legacy
                                                                           Program, a charitable trust program
                                                                           established by the Manager; General Counsel
                                                                           and Secretary of Oppenheimer Acquisition
                                                                           Corp.; Chief Legal Officer and a director
                                                                           of OAM Institutional, Inc.; an officer of
                                                                           other Oppenheimer funds.

                  Bruce C. Dunbar,                                         None.
                  Vice President

                  John E. Eiler,                                           None.
                  Vice President

                  Daniel R. Engstrom,                                      None.
                  Assistant Vice President

                  Armand B. Erpf,                                          None.
                  Assistant Vice President

                  George R. Evans,                                         None.
                  Vice President

                  Edward N. Everett,                                       None.
                  Assistant Vice President

                  Leslie A. Falconio,                                      None.
                  Vice President

                  David J. Falicia,                                        None.
                  Assistant Vice President

                  Scott T. Farrar,                                         Assistant Treasurer of Oppenheimer
                  Vice President                                           Millennium Funds plc; an officer of other
                                                                           Oppenheimer funds.

                  Katherine P. Feld,                                       Vice President and Secretary of
                  Vice President, Senior Counsel and Secretary             OppenheimerFunds, Distributor, Inc.;
                                                                           Secretary and Director of Centennial Asset
                                                                           Management Corporation; Vice President and
                                                                           Secretary of Oppenheimer Real Asset
                                                                           Management, Inc.; Secretary of HarbourView
                                                                           Asset Management Corporation, Oppenheimer
                                                                           Partnership Holdings, Inc., Shareholder
                                                                           Financial Services, Inc., Shareholder
                                                                           Services, Inc. and OFI Private Investments,
                                                                           Inc. and OAM Institutional, Inc.

                  Ronald H. Fielding,                                      Director of ICI Mutual Insurance Company;
                  Senior Vice President; Chairman:  Rochester Division     Governor of St. John's College; Director of
                                                                           International Museum of Photography at
                                                                           George Eastman House; an officer and/or
                                                                           portfolio manager of certain Oppenheimer
                                                                           funds.

                  Paul J. Fitzsimmons,                                     None.
                  Assistant Vice President

                  Brian D. Flahive,                                        None.
                  Assistant Vice President

                  David J. Foxhoven,                                       None.
                  Assistant Vice President

                  Colleen M. Franca,                                       None.
                  Assistant Vice President

                  Crystal French,                                          None.
                  Vice President

                  Dan P. Gangemi,                                          None.
                  Vice President

                  Subrata Ghose,                                           Formerly, Equity Analyst at Fidelity
                  Assistant Vice President                                 Investments (1995 - March 2000).

                  Charles W. Gilbert,                                      None.
                  Assistant Vice President

                  Alan C. Gilston,                                         None.
                  Vice President

                  Jill E. Glazerman,                                       None.
                  Vice President

                  Paul M. Goldenberg,                                      Formerly, President of Advantageware
                  Vice President                                           (September 1992 - September 1999).

                  Mikhail Y. Goldverg,                                     None.
                  Vice President

                  Raquel Granahan,                                         None.
                  Vice President

                  Laura Granger,                                           Formerly, Portfolio Manager at Fortis
                  Vice President                                           Advisors (July 1998-October 2000).

                  Jeremy H. Griffiths,                                     Chief Financial Officer, Treasurer and
                  Executive Vice President, Chief Financial Officer and    director of Oppenheimer Acquisition Corp.;
                  Director                                                 Executive Vice President of HarbourView
                                                                           Asset Management Corporation; President.
                                                                           Chief Executive Officer and director of
                                                                           Oppenheimer Trust Company; director of
                                                                           Trinity Investment Management Corp.,
                                                                           Secretary/Treasurer and director of
                                                                           OppenheimerFunds Legacy Program (charitable
                                                                           trust program); Executive Vice President of
                                                                           OFI Private Investments, Inc. and a Member
                                                                           and Fellow of the Institute of Chartered
                                                                           Accountants.

                  Robert Grill,                                            None.
                  Senior Vice President

                  Robert Guy,                                              None.
                  Senior Vice President

                  Robert Haley,                                            None.
                  Assistant Vice President

                  Ping Han,                                                None.
                  Assistant Vice President

                  Kelly Haney,                                             None.
                  Assistant Vice President

                  Thomas B. Hayes,                                         None.
                  Vice President

                  Dennis K. Hess,                                          None.
                  Assistant Vice President

                  Dorothy F. Hirshman,                                     None.
                  Assistant Vice President

                  Merryl I. Hoffman,                                       Secretary of Oppenheimer Trust Company.
                  Vice President and Senior Counsel

                  Merrell I. Hora,                                         None.
                  Vice President

                  Edward Hrybenko,                                         None.
                  Vice President

                  Scott T. Huebl,                                          None.
                  Vice President

                  Margaret Hui,                                            Formerly Vice President - Syndications of
                  Assistant Vice President                                 Sanwa Bank California (January 1998 -
                                                                           September 1999).

                  John A. Huttlin,                                         None.
                  Vice President

                  James G. Hyland,                                         Formerly Manager of Customer Research for
                  Assistant Vice President                                 Prudential Investments (February 1998 -
                                                                           July 1999).

                  David Hyun,                                              Formerly portfolio manager, technology
                  Vice President                                           analyst and research associate at Fred
                                                                           Alger Management, Inc. (August 1993 - June
                                                                           2000).

                  Steve P. Ilnitzki,                                       Formerly Vice President of Product
                  Senior Vice President                                    Management at Ameritrade (until March 2000).

                  Kathleen T. Ives,                                        None.
                  Vice President and
                  Assistant Counsel

                  William Jaume,                                           Senior Vice President (since April 2000) of
                  Vice President                                           HarbourView Asset Management Corporation;
                                                                           COO and CCO of OAM Institutional, Inc.
                                                                           (since February 2001).

                  Frank V. Jennings,                                       None.
                  Vice President

                  Andrew J. Jordan,                                        None.
                  Assistant Vice President

                  Lewis A. Kamman,                                         None.
                  Vice President

                  Jennifer E. Kane,                                        None.
                  Assistant Vice President

                  Lynn O. Keeshan,                                         None.
                  Senior Vice President

                  Thomas W. Keffer,                                        None.
                  Senior Vice President

                  Kristina J. Keller,                                      None.
                  Vice President

                  Richard W. Knott,                                        None.
                  Vice President

                  Teresa H. Kong,                                          None.
                  Assistant Vice President

                  Walter G. Konops,                                        None.
                  Assistant Vice President

                  Avram D. Kornberg,                                       None.
                  Senior Vice President

                  Dimitrios Kourkoulakos,                                  None.
                  Assistant Vice President.

                  John Kowalik,                                            None.
                  Senior Vice President

                  Brian K. Kramer,                                         None.
                  Assistant Vice President

                  Joseph Krist,                                            None.
                  Assistant Vice President

                  Tracey E. Lange,                                         None.
                  Vice President

                  Christopher M. Leavy,                                    Formerly Vice President and Portfolio
                  Senior Vice President                                    Manager at Morgan Stanley Investment
                                                                           Management (1997-September 2000).

                  Dina C. Lee,                                             Formerly an attorney with Van Eck Global
                  Assistant Vice President and                             (until December 2000).
                  Assistant Counsel

                  Michael S. Levine,                                       None.
                  Vice President

                  Shanquan Li,                                             None.
                  Vice President

                  Mitchell J. Lindauer,                                    None.
                  Vice President and Assistant
                  General Counsel

                  William A. Linden,                                       None.
                  Assistant Vice President

                  Malissa B. Lischin,                                      Formerly Associate Manager, Investment
                  Assistant Vice President                                 Management Analyst at Prudential (1996 -
                                                                           March 2000).

                  David P. Lolli,                                          None.
                  Assistant Vice President

                  Daniel G. Loughran                                       None.
                  Vice President:  Rochester Division

                  David M. Mabry,                                          None.
                  Vice President

                  Steve Macchia,                                           None.
                  Vice President

                  Patrick M. Magee,                                        None.
                  Vice President

                  Marianne Manzolillo,                                     Formerly, Vice President for DLJ High Yield
                  Assistant Vice President                                 Research Department (February 1993 - July
                                                                           2000).

                  Luann Mascia,                                            None.
                  Vice President

                  Philip T. Masterson,                                     None.
                  Vice President and
                  Associate Counsel

                  Loretta M McCarthy,                                      None.
                  Executive Vice President

                  Elizabeth A. McCormack,                                  None.
                  Assistant Vice President

                  Joseph McGovern,                                         None.
                  Assistant Vice President

                  Charles L. McKenzie,                                     Senior Vice President of HarbourView Asset
                  Senior Vice President                                    Management Corporation and OAM
                                                                           Institutional, Inc.

                  Lisa Migan,                                              None.
                  Assistant Vice President

                  Andrew J. Mika,                                          Formerly a Second Vice President for
                  Senior Vice President                                    Guardian Investments (June 1990 - October
                                                                           1999).

                  Joy L. Milan,                                            None.
                  Assistant Vice President

                  Denis R. Molleur,                                        None.
                  Vice President and
                  Senior Counsel

                  Nikolaos D. Monoyios,                                    None.
                  Vice President

                  Stacy M. Morrell,                                        None.
                  Vice President

                  John Murphy,                                             Executive Vice President of [Massachusetts
                  [President, Chief Operating                              Mutual Life Insurance Company, President of
                  Officer and Director]                                    MassMutual Institutional Funds and the MML
                                                                           Series Funds (since 1997); a director of
                                                                           David L. Babson Acquisition Corp.]

                  Kenneth Nadler,                                          None.
                  Vice President

                  David Negri,                                             None.
                  Senior Vice President

                  Barbara Niederbrach,                                     None.
                  Assistant Vice President

                  Linda J. Nolte,                                          None.
                  Assistant Vice President

                  Robert A. Nowaczyk,                                      None.
                  Vice President

                  Raymond C. Olson,                                        None.
                  Assistant Vice President

                  Gina M. Palmieri,                                        None.
                  Vice President

                  Frank J. Pavlak,                                         None.
                  Vice President,
                  Director/Compliance

                  David P. Pellegrino,                                     None.
                  Vice President

                  Susan Pergament,                                         None.
                  Assistant Vice President

                  James F. Phillips,                                       None.
                  Assistant Vice President

                  Robert F. Pino,                                          Formerly senior analyst for Commonfund in
                  Assistant Vice President                                 Connecticut (until January 2001)

                  Jane C. Putnam,                                          None.
                  Vice President

                  Janet M. Quinn,                                          None.
                  Assistant Vice President

                  Michael E. Quinn,                                        None.
                  Vice President

                  Heather H. Rabinowitz,                                   None.
                  Assistant Vice President

                  Julie S. Radtke,                                         None.
                  Vice President

                  Norma J. Rapini,                                         None.
                  Assistant Vice President:
                  Rochester Division

                  Thomas P. Reedy,                                         Vice President (since April 1999) of
                  Vice President                                           HarbourView Asset Management Corporation.

                  John Reinhardt,                                          None
                  Vice President:  Rochester Division

                  Kristina Richardson,                                     None.
                  Assistant Vice President

                  Robert Robis,                                            None.
                  Assistant Vice President

                  Antoinette Rodriguez,                                    None.
                  Assistant Vice President

                  Jeffrey S. Rosen,                                        None.
                  Vice President

                  Marci B. Rossell,                                        Formerly, manager  at  Deloitte  & Touche
                  Vice President                                           LLP (until September 1999).

                  Richard H. Rubinstein,                                   An officer and/or portfolio manager of
                  Senior Vice President                                    certain Oppenheimer funds.

                  Lawrence E. Rudnick,                                     None.
                  Assistant Vice President

                  James Ruff,                                              President and director of OppenheimerFunds
                  Executive Vice President                                 Distributor, Inc.; Vice President (since
                                                                           March 2000) of OFI Private Investments, Inc.

                  Victoria M. Ruoff,                                       None.
                  Assistant Vice President

                  Andrew Ruotolo                                           President and director of Shareholder
                  Executive Vice President                                 Services, Inc.; formerly Chief Operations
                                                                           Officer for American International Group
                                                                           (August 1997-September 1999).

                  Rohit Sah,                                               None.
                  Assistant Vice President

                  Valerie Sanders,                                         None.
                  Vice President

                  Kenneth Schlupp                                          Assistant Vice President (since March 2000)
                  Vice President                                           of OFI Private Investments, Inc.

                  Jeffrey R. Schneider,                                    Formerly (until May 1999) Director,
                  Vice President                                           Personal Decisions International.

                  Ellen P. Schoenfeld,                                     None.
                  Vice President

                  Brooke M. Schulte,                                       None.
                  Assistant Vice President

                  David C. Schultz                                         Chief Executive Officer, President and
                  Senior Vice President                                    director of HarbourView Asset Management
                                                                           Corporation and OAM Institutional, Inc.

                  Allan P. Sedmak                                          None.
                  Assistant Vice President

                  Jennifer L. Sexton,                                      None.
                  Vice President

                  Martha A. Shapiro,                                       None.
                  Vice President

                  Imelda M. Shine,                                         None.
                  Vice President

                  Connie Song,                                             None.
                  Assistant Vice President

                  Richard A. Soper,                                        None.
                  Vice President

                  Keith J. Spencer,                                        None.
                  Vice President

                  Cathleen R. Stahl,                                       Assistant Vice President & Manager of Women
                  Vice President                                           & Investing Program.

                  Richard A. Stein,                                        None.
                  Vice President:  Rochester Division

                  Arthur P. Steinmetz,                                     None.
                  Senior Vice President

                  Jayne M. Stevlingson,                                    None.
                  Vice President

                  Gregg J. Stitt,                                          None.
                  Vice President

                  John P. Stoma,                                           None.
                  Senior Vice President

                  Deborah A. Sullivan,                                     Formerly, Associate General Counsel, Chief
                  Assistant Vice President,                                Compliance Officer, Corporate Secretary and
                  Assistant Counsel                                        Vice President of Winmill & Co. Inc.
                                                                           (formerly Bull & Bear Group, Inc.), CEF
                                                                           Advisers, Inc. (formerly Bull & Bear
                                                                           Advisers, Inc.), Investor Service Center,
                                                                           Inc. and Midas Management Corporation
                                                                           (November 1997 - March 2000).

                  Kevin L. Surrett,                                        Assistant Vice President of Product
                  Assistant Vice President                                 Development At Evergreen Investor Services,
                                                                           Inc. (June 1995 - May 1999).

                  Michael E. Sussman,                                      None.
                  Assistant Vice President

                  James C. Swain,                                          Chairman, CEO and Trustee, Director or
                  Vice Chairman of the Board                               Managing Partner of the Denver-based
                                                                           Oppenheimer Funds; formerly, President and
                                                                           Director of Centennial Asset Management
                                                                           Corporation and Chairman of the Board of
                                                                           Shareholder Services, Inc.

                  Susan B. Switzer,                                        None.
                  Vice President

                  Anthony A. Tanner,                                       None.
                  Vice President:  Rochester Division

                  James T. Taylor,                                         None.
                  Assistant Vice President

                  Paul E. Temple,                                          Formerly (until May 2000) Director of
                  Vice President                                           Product Development at Prudential.

                  Eamon T. Tubridy,                                        None.
                  Assistant Vice President

                  Emily R. Tusaneza,                                       None.
                  Assistant Vice President

                  Cameron T. Ullyatt,                                      None.
                  Assistant Vice President

                  Tanya M. Valency,                                        None.
                  Vice President

                  Mark S. Vandehey,                                        None.
                  Vice President

                  Maureen VanNorstrand,                                    None.
                  Vice President

                  Phillip F. Vottiero,                                     Chief Financial officer for the Sovlink
                  Vice President                                           Group (April 1996 - June 1999).

                  Samuel Sloan Walker,                                     None.
                  Vice President

                  Teresa M. Ward,                                          None.
                  Vice President

                  Jerry A. Webman,                                         None.
                  Senior Vice President

                  Christopher D. Weiler,                                   None.
                  Assistant Vice President:  Rochester Division

                  Barry D. Weiss,                                          Formerly with Fitch IBCA (1996 - January
                  Assistant Vice President                                 2000).

                  Christine Wells,                                         None.
                  Vice President

                  Joseph J. Welsh,                                         None.
                  Vice President

                  Diederik Werdmolder,                                     None.
                  Vice President

                  Catherine M. White,                                      Formerly, Assistant Vice President with
                  Assistant Vice President                                 Gruntal & Co. LLC (September 1998 - October
                                                                           2000); member of the American Society of
                                                                           Pension Actuaries (ASPA) since 1995.

                  William L. Wilby,                                        Senior Investment Officer, Director of
                  Senior Vice President                                    International Equities; Senior Vice
                                                                           President of HarbourView Asset Management
                                                                           Corporation.

                  Thomas J. Wilson,                                        None.
                  Vice President

                  Donna M. Winn,                                           Vice President  (since March 2000) of OFI
                  Senior Vice President                                    Private Investments, Inc.

                  Philip Witkower,                                         Formerly Vice President of Prudential
                  Senior Vice President                                    Investments  (1993 - November  2000).

                  Brian W. Wixted,                                         Treasurer (since March 1999) of Harbour
                  Senior Vice President and                                View Asset Management Corporation,
                  Treasurer                                                Shareholder Services, Inc., Oppenheimer
                                                                           Real Asset Management Corporation,
                                                                           Shareholder Financial Services, Inc. and
                                                                           Oppenheimer Partnership Holdings, Inc., of
                                                                           OFI Private Investments,Inc.(since March
                                                                           2000) and of Oppenheimer FundsInternational
                                                                           Ltd. and of Oppenheimer Millennium Funds
                                                                           plc (since May 2000), of OAM
                                                                           Institutional,Inc.(since February
                                                                           2001);Treasurer and Chief Financial
                                                                           Officer(since May 2000) of Oppenheimer
                                                                           Trust Company; Assistant Treasurer (since
                                                                           March 1999) of Oppenheimer Acquisition
                                                                           Corp.and of Centennial Asset Management
                                                                           Corporation; an Officer of other
                                                                           Oppenheimer funds.

                  Carol Wolf,                                              An officer and/or portfolio manager of
                  Senior Vice President                                    certain Oppenheimer funds; serves on the
                                                                           Board of Chinese Children Adoption
                                                                           International Parents Council, Supporters
                                                                           of Children, and the Advisory Board of
                                                                           Denver Children's Hospital Oncology
                                                                           Department.

                  Kurt Wolfgruber,                                         Senior Investment Officer, Director of
                  Senior Vice President                                    Domestic Equities; member of the Investment
                                                                           Product Review Committee and the Executive
                                                                           Committee of HarbourView Asset Management
                                                                           Corporation; formerly (until April 2000) a
                                                                           Managing Director and Portfolio Manager at
                                                                           J.P. Morgan Investment Management,  Inc.

                  Caleb C. Wong,                                           An officer and/or portfolio manager of
                  Vice President                                           certain Oppenheimer funds (since June 1999)
                                                                           .

                  Robert G. Zack,                                          Counsel Assistant Secretary of Shareholder
                   Senior Vice President and Assistant Secretary,          Services, Inc., Shareholder Financial
                  Associate General                                        Services, Inc., Oppenheimer Funds
                                                                           International Ltd. and Oppenheimer
                                                                           Millennium Funds plc; an officer of other
                                                                           Oppenheimer funds.

                  Jill Zachman,                                            None.
                  Assistant Vice President:
                  Rochester Division

                  Neal A. Zamore,                                          Formerly (until May 2000) Vice President at
                  Vice President                                           GE Capital.

                  Mark D. Zavanelli,                                       None.
                  Vice President

                  Arthur J. Zimmer,                                        Senior Vice President (since April 1999) of
                  Senior Vice President                                    HarbourView Asset Management Corporation;
                                                                           Vice President of Centennial Asset
                                                                           Management Corporation; an officer and/or
                                                                           portfolio manager of certain Oppenheimer
                                                                           funds.

                  Susan Zimmerman,                                         None.
                  Vice President

-------------------------------------------------------------------------------------------------------------------
         The Oppenheimer Funds include the New York-based Oppenheimer Funds, the Denver-based Oppenheimer Funds and the Oppenheimer Quest /Rochester Funds, as set forth below:

                  New York-based Oppenheimer  Funds

                  Oppenheimer California Municipal Fund
                  Oppenheimer Capital Appreciation Fund
                  Oppenheimer Capital Preservation Fund
                  Oppenheimer Developing Markets Fund
                  Oppenheimer Discovery Fund
                  Oppenheimer Emerging Growth Fund
                  Oppenheimer Emerging Technologies Fund
                  Oppenheimer Enterprise Fund
                  Oppenheimer Europe Fund
                  Oppenheimer Global Fund
                  Oppenheimer Global Growth & Income Fund
                  Oppenheimer Gold & Special Minerals Fund
                  Oppenheimer Growth Fund
                  Oppenheimer International Growth Fund
                  Oppenheimer International Small Company Fund
                  Oppenheimer Large Cap Growth Fund
                  Oppenheimer Money MarketFund, Inc.
                  Oppenheimer Multi-Sector Income Trust
                  Oppenheimer Multi-State Municipal Trust
                  Oppenheimer Multiple Strategies Fund
                  Oppenheimer Municipal Bond Fund
                  Oppenheimer New York Municipal Fund
                  Oppenheimer Series Fund, Inc.
                  Oppenheimer Trinity Core Fund
                  Oppenheimer Trinity Growth Fund
                  Oppenheimer Trinity Value Fund
                  Oppenheimer   U.S.   Government Trust

                  Quest/Rochester Funds

                  Limited Term New York Municipal Fund
                  Oppenheimer Convertible Securities Fund
                  Oppenheimer MidCap Fund
                  Oppenheimer Quest Capital Value Fund, Inc.
                  Oppenheimer Quest For Value Funds
                  Oppenheimer Quest Global Value Fund, Inc.
                  Oppenheimer Quest Value Fund, Inc. Rochester Fund Municipals

                  Denver-based Oppenheimer Funds

                  Centennial America Fund, L.P.
                  Centennial California Tax Exempt Trust
                  Centennial Government Trust
                  Centennial Money Market Trust
                  Centennial New York Tax Exempt Trust
                  Centennial Tax Exempt Trust
                  Oppenheimer Cash Reserves
                  Oppenheimer Champion Income Fund
                  Oppenheimer Capital Income Fund
                  Oppenheimer High Yield Fund
                  Oppenheimer Integrity Funds
                  Oppenheimer International Bond Fund
                  Oppenheimer Limited-Term Government Fund
                  Oppenheimer Main Street Opportunity Fund
                  Oppenheimer Main Street Small Cap Fund
                  Oppenheimer Main Street Funds, Inc.
                  Oppenheimer Municipal Fund Oppenheimer Real Asset Fund
                  Oppenheimer Select Managers
                  Oppenheimer Senior Floating Rate Fund
                  Oppenheimer Strategic Income Fund
                  Oppenheimer Total Return Fund, Inc.
                  Oppenheimer Variable Account Funds
                  Panorama Series Fund, Inc.

                  The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., HarbourView Asset
Management Corp., Oppenheimer Partnership Holdings, Inc., Oppenheimer Acquisition Corp. and OFI Private
Investments, Inc. is [     ], New York, New York 10048-0203. The address of the New York-based Oppenheimer Funds, the Quest Funds, the Rochester-based funds, the Denver-based Oppenheimer Funds, Shareholder Financial Services,
Inc., Shareholder Services, Inc., OppenheimerFunds Services, Centennial Asset Management Corporation, Centennial
Capital Corp., and Oppenheimer Real Asset Management, Inc. is 6803 South Tucson Way, Englewood, Colorado 80112.

Item 31.          Location of Accounts and Records

         The accounts, books and other documents required to be maintained by Registrant pursuant to Section
31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of
[Oppenheimer Funds, Inc.] at its offices at 6803 South Tucson Way, Englewood, Colorado 80112.

Item 32.          Management Services

         Not applicable

Item 33.          Undertakings

         I.       The Registrant undertakes to suspend the offering of Interests until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value of the Fund declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value of the Fund increases to an amount greater than its net proceeds as stated in the prospectus.

         II.      The Registrant hereby undertakes:

                  (a)      to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                           (i)      to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                           (ii)     to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement.  Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b)
                           under the Securities Act of 1933 if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

                           (iii)    to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

                  (b)      that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the Interests offered therein, and the offering of the Interests at that time shall be deemed be the initial bona fide offering thereof; and

                  (c)      to remove from registration by means of a post-effective amendment any of the
                           Interests being registered which remain unsold at the termination of the offering.

III.     The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant's Statement of
Additional Information.